UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 28, 2011

Caesars Entertainment Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-10410	62-1411755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of Principal Executive Offices) (Zip Code)

702-407-6000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2011, the Human Resources Committee of the Board of Directors (the “Committee”) of Caesars Entertainment Corporation (the “Company”) approved a salary increase from $1,025,000 to $1,125,000 for John W. R. Payne, President, Central Division and Enterprise Shared Services, to be effective August 1, 2011.

Item 8.01.	Other Events

See item 5.02 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Caesars Entertainment Corporation

By	/s/ MICHAEL D. COHEN
Name:	Michael D. Cohen
Title:	Vice President, Associate General Counsel and Corporate Secretary

Date: August 4, 2011